The Bank Behind Your Business

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OUR IDENTITY 3

HIGHLIGHTS

» Began in 1995 – Celebrating 25 th Anniversary x Lexington x Columbia » Six (6) Acquisitions x 2004 – Newberry Federal x 2006 – Bank of Camden x 2008 – EAH Financial Planning Practice x 2011 – Palmetto South Mortgage Corp. x 2014 – Savannah River Financial Corp. x 2017 – Cornerstone National Bank » Executive Leadership Team Stability/Succession » Jun 30, 2020 x $1.3 billion total assets x Twenty - one (21) offices » Dividends x 74 Consecutive Quarters x Current Yield – 3.92% 1 HIGHLIGHTS 5 Background 1 Based on the 08/21/20 closing pricing of $12.23.

» Columbia (Midlands of SC) ▪ State Capitol ▪ University of SC ▪ Fort Jackson ▪ Quality Public Schools ▪ Lake Murray » Greenville (Upstate of SC) ▪ Great Pure Business Market ▪ Attractive to Millennials » Augusta (CSRA) ▪ Cybersecurity x Fort Gordon x Private Sector ▪ Augusta University ▪ Excellent Medical Community ▪ The Masters Tournament Three Geographically Diverse Markets 6 HIGHLIGHTS

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FOUNDATIONAL FRANCHISE VALUE

FOUNDATIONAL FRANCHISE VALUE Great Deposits Excellent Asset Quality Strong Capital 9

Total Deposit Cost 0.22% 0.39% 0.47% 0.28% (Quarterly Average) Pure Deposit Growth Commercial and Retail Banking FOUNDATIONAL FRANCHISE VALUE Millions 10 12/31/2017 12/31/2018 12/31/2019 06/30/2020 $907.6 $953.5 $1,021.5 $1,164.5 Excellent Deposit Franchise • 88% Pure (Non - CD) Deposits • 33% (Non - Interest Bearing DDA Balances) • Largest Community Bank in the Midlands of SC

Credit Quality FOUNDATIONAL FRANCHISE VALUE 11 NPA / Assets Net Loan Charge - Offs

12 Credit Quality FOUNDATIONAL FRANCHISE VALUE Loan Deferrals Millions 1 2 1 27.2% of Total Loans (excluding PPP). 2 4.4% of Total Loans (excluding PPP).

Credit Quality FOUNDATIONAL FRANCHISE VALUE Industry Segments Most Impacted by Pandemic 13 06/30/20

14 Allowance for Loan Losses to Loans FOUNDATIONAL FRANCHISE VALUE Credit Quality

FOUNDATIONAL FRANCHISE VALUE Capital 15 Note: Share repurchase authorization of 200,000 shares announced September 18, 2019, which provides flexibility for capital management in the future.

ENHANCE EARNINGS

ENHANCE EARNINGS Quality Loan Portfolio Growth to Remix Asset Side of Balance Sheet Residential Mortgage Banking Financial Planning and Investment Advisory Services 17

Loan 1 / Earning Asset Ratio ENHANCE EARNINGS Average Loans to Average Earning Assets 18 12/31/2017 12/31/2018 12/31/2019 06/30/2020 1 Excludes loans held - for - sale.

NIM Overview 19 ENHANCE EARNINGS

LTM Growth = 4.5% 1 Excludes PPP and related LOC to SBA partner. 2 Includes $47.9 million in PPP loans originated by FCCO and a $10 million line of credit to an SBA partner, who funded PPP loa ns on behalf of FCCO customers. CRE as a % of RBC = 264.2% Yield 4.53% 4.90% 4.75% 4.46% (Quarterly Average) ENHANCE EARNINGS Loan Growth (millions) 12/31/2017 12/31/2018 12/31/2019 06/30/2020 Composition 06/30/20 $817.4 20

Investment Portfolio ENHANCE EARNINGS Yield 2.20% 2.53% 2.49% 2.20% (Quarterly Average) Composition 06/30/20 Effective Duration = 3.52 (millions) 21

Financial Planning / Investment Advisory Services AUM (millions) ENHANCE EARNINGS *S&P 500 – Total Return – 21.8% 22

Financial Planning / Investment Advisory Services Revenue (thousands) ENHANCE EARNINGS 1 This compares to $927 during 1H19. 23

Residential Mortgage Banking Production (millions) ENHANCE EARNINGS 1 This compares to $62.73 during 1H19. 24

Residential Mortgage Banking Revenue (millions) ENHANCE EARNINGS 1 This compares to $2.1 during 1H19. 25

Efficiency Ratio 1 ENHANCE EARNINGS 26 1 Calculated by dividing non - interest expense less merger expenses by net interest income on a tax equivalent basis and non - interest income, excluding gains (losses) on sales of securities and other assets, write - downs on premises held - for - sale, and lo ss on early extinguishment of debt.

RISK MANAGEMENT & TECHNOLOGY

RISK MANAGEMENT & TECHNOLOGY Compliance Cybersecurity / Fraud Audit Enterprise Risk Management (ERM) - Internal P.T. Risk Report - External Risk Management 28

RISK MANAGEMENT & TECHNOLOGY » Customer Experience ▪ Significant Focus on Digital Customer Experience ▪ Products and Features like Zelle and Debit Card “Automated Lock” keep FCB current ▪ Current Core Provider permits FCB to track along and, in some cases, “outpace” local competitor banks » Improved “Rapid Deployment” Capability ▪ PPP Loan Origination Platform ▪ PPP Loan Forgiveness Platform ▪ Robot Assisted Processes (RPA) ▪ Deployment of Laptops (from 5% of Support Staff and Lenders to nearly 100%) » Efficiency/Effectiveness/Feature Utilization Management ▪ Automated Workflow, significantly reducing manual work ▪ Robot Assisted Processes (RPA) ▪ Annual Feature Usage Scorecard ▪ Collaboration Tools ▪ No Incremental Operations/IT Support Staff Additions Technology 29

FINANCIAL RESULTS

Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings 1 Core net income and EPS exclude merger and acquisition costs, gains (losses) on sale of securities and other assets, write - downs on premises held - for - sale, losses on early extinguishment of debt, SC State income tax credit, and one - time deferred tax expense related to the Tax Cut and Jobs Act passed on December 22, 2017. S ee Non - GAAP reconciliation on page 50. 2 This compares to $6,868 during 1H19. FINANCIAL RESULTS Millions 31

ROA FINANCIAL RESULTS 1 Includes an increase in deferred tax expense of $1.2 million as a result of the lower tax rates enacted by the Tax Cut and Jo bs Act passed December 22, 2017. Without this one - time adjustment, the ROA would have been 0.75%. 1 32

ROTCE 1 FINANCIAL RESULTS 1 See Non - GAAP reconciliation on page 50. 2 Includes an increase in deferred tax expense of $1.2 million as a result of the lower tax rates enacted by the Tax Cut and Jo bs Act passed December 22, 2017. Without this one - time adjustment, the ROTCE would have been 8.76%. 2 33

Increased to $0.12 per quarter in January 2020 Dividend FINANCIAL RESULTS 34

Tangible Book Value 1 FINANCIAL RESULTS 1 See Non - GAAP reconciliation on page 50. 35

INVESTMENT IN THE FRANCHISE

INVESTMENT IN THE FRANCHISE October 2017 Cornerstone National Bank Merger 37

March 2018 Downtown Augusta Office INVESTMENT IN THE FRANCHISE 38

February 2019 Downtown Greenville Office INVESTMENT IN THE FRANCHISE 39

INVESTMENT IN THE FRANCHISE June 2019 Evans GA Office 40

INVESTMENT IN THE FRANCHISE 41

INVESTMENT IN THE FRANCHISE 42

WHAT’S AHEAD

WHAT’S AHEAD Short - Term » Prepare for Potential Credit Event » PPP Loan Forgiveness » Pandemic Related Operational Adjustments 44

Maximize use of technology to build efficiency and capacity Quality loan portfolio growth to reach long - term target of 80% loan/earning asset ratio Increase mortgage loan production to reach $200 million FCFC to Grow AUM to $500 million Drive operating leverage from recent investment in the franchise ROA 1.20% ROTCE 14.00% ER 65.00% WHAT’S AHEAD Longer - Term 45

SUMMARY

SUMMARY » High quality balance sheet » Revenue Diversity x Commercial and Retail Banking x Mortgage Banking x Financial Planning / Investment Advisory x Deposit Mix / Franchise Value x Asset Quality x Capital Strength » Geographical Diversity x Columbia x Augusta x Greenville » Focused Strategic Plan Ahead x Focused on Enhancing ROA and ROTCE x Accretive to EPS x Additive to Shareholder Value » Growing Tangible Book Value, while Paying an Attractive Cash Dividend 47

FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – In this presentation, unless the context suggests otherwise, references to the “Company” or “FCCO” refer to First Community Corporation and references to “we,” “us,” and “our” mean the combined business of the Company, First Community Bank (or FCB) and its wholly - owned subsidiaries . This presentation and other written reports and statements made by us and our management from time to time may contain forward - looking statements . These statements include, without limitation, statements regarding our operating philosophy, growth plans and opportunities, strategies and financial performance, industry and economic trends and estimates and assumptions underlying accounting policies . Words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “focus,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions are intended to identify such forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by the Company or any other person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by us with the U . S . Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected, including, but not limited to, due to the negative impacts and disruptions resulting from the outbreak of the novel coronavirus, or COVID - 19 , on the economies and communities we serve, which may have an adverse impact on the our business, operations and performance, and could have a negative impact on our credit portfolio, share price, borrowers, and on the economy as a whole, both domestically and globally ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act ; (5) adverse conditions in the stock market, the public debt markets and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; and (6) technology and cybersecurity risks, including potential business disruptions, reputational risks, and financial losses, associated with potential attacks on or failures by our computer systems and computer systems of our vendors and other third parties . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in our reports (such as the Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the SEC and available at the SEC’s Internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements by us or any person acting on our behalf is expressly qualified in its entirety by the cautionary statements above . The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law . The Bank Behind Your Business 48

DISCLAIMER The Bank Behind Your Business NON - GAAP FINANCIAL MEASURES – THIS PRESENTATION CONTAINS CERTAIN NON - GAAP FINANCIAL MEASURES THAT ARE NOT IN ACCORDANCE WITH U . S . GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) . WE USE CERTAIN NON - GAAP FINANCIAL MEASURES TO PROVIDE MEANINGFUL, SUPPLEMENTAL INFORMATION REGARDING OUR OPERATIONAL RESULTS AND TO ENHANCE INVESTORS’ OVERALL UNDERSTANDING OF OUR FINANCIAL PERFORMANCE . THE LIMITATIONS ASSOCIATED WITH NON - GAAP FINANCIAL MEASURES INCLUDE THE RISK THAT PERSONS MIGHT DISAGREE AS TO THE APPROPRIATENESS OF ITEMS COMPRISING THESE MEASURES AND THAT DIFFERENT COMPANIES MIGHT CALCULATE THESE MEASURES DIFFERENTLY . THESE DISCLOSURES SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO OUR GAAP RESULTS . SEE THE END OF THIS PRESENTATION FOR A RECONCILIATION OF THE NON - GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE . 49

NON - GAAP RECONCILIATION 50 1, 2 The table below provides a reconciliation of non - GAAP measures to GAAP for each of the four years ended June 30, 2020: The table below provides a reconciliation of non - GAAP measures to GAAP for each of the periods presented: *Excludes merger and acquisition cost, gains (losses) on sale of securities, and other assets, write - downs on premises held - for - sale, losses on early extinguishment of debt, SC State income tax credit, and one - time deferred tax expense related to the Tax Cut and Jobs Act passed on 12/22/17.